Exhibit 10(c)

                                     FIRST AMENDMENT


         THIS FIRST AMENDMENT dated as of October 17, 1997, is to the AMENDED AND RESTATED PARALLEL ASSET PURCHASE AGREEMENT (as defined below), (this
"Amendment"), among O&M Funding Corp., as Seller, Owens & Minor Medical, Inc., as Servicer, Owens & Minor, Inc., as Parent and Guarantor, the Parallel Purchasers referred to therein, and Bank of America National Trust and Savings Association, as Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Parallel Asset Purchase Agreement.


                                 PRELIMINARY STATEMENTS

         A. The parties hereto are parties to that certain Amended and Restated Parallel Asset Purchase Agreement, dated as of May 28, 1996 (the "Parallel Asset Purchase Agreement").

         B. The parties hereto desire to amend the Parallel Asset Purchase Agreement in certain respects as set forth herein.

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1.  Amendment.  (a) Paragraph C of the
Preliminary Statements to the Parallel Asset Purchase
Agreement is hereby amended by inserting the following phrase immediately after the date "May 28, 1996" therein:

         ", as amended as of October 17, 1997".

         (b) Schedule II to the Parallel Asset Purchase Agreement is hereby amended in its entirety to read as set forth in Annex A hereto.

         SECTION 2. Representations and Warranties. Each of the Seller and the Servicer hereby represents and warrants that the representations and warranties made by it set forth in Exhibit II to the Parallel Asset Purchase Agreement, after giving effect to this Amendment, are correct on and as of the Effective Date (defined below) as though made on and as of the Effective Date and shall be deemed to have been




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made on such Effective  Date. No event has occurred and is continuing,  or would result from this Amendment, which constitutes a Termination Event or an Unmatured Termination Event.

         SECTION 3.  Effectiveness.  This Amendment shall
become effective on the date on which the Administrative
Agent shall have received the following (such date, the "Effective Date"):

         (a) a copy of this Amendment duly executed by each of the parties hereto;

         (b) a Certificate of the Secretary or Assistant Secretary of each of the Seller and the Servicer certifying that attached thereto is a copy of the Resolutions of the Board of Directors of the Seller or the Servicer, as applicable, approving this Amendment and affirming that the Articles of Incorporation, By-Laws and/or incumbency certificate of Seller or the Servicer, as applicable, delivered pursuant to the Parallel Asset Purchase Agreement have not been amended or rescinded, and remain in full force and effect;

         (c) an opinion of counsel of the Seller and the Servicer in form and substance reasonably acceptable to the Administrative Agent;

         (d)      a fully-executed counterpart of the first amendment to each of
                  (i) the Amended and Restated Receivables Purchase Agreement and (ii) the Amended and Restated Liquidity Asset Purchase Agreement;

         (e)      a   fully-executed   counterpart   of  each  of  the  Lock-Box
                  Agreements referred to in Schedule II of the Parallel Asset Purchase Agreement, as amended, and

         (f)      such  other   approvals,   opinions   or   documents   as  the
                  Administrative Agent may reasonably request.

         SECTION 4. Miscellaneous. This Amendment may be executed in any number of counterparts, and by the different parties on separate counterparts, each of which shall constitute an original, but all of which together shall constitute one and the same agreement. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York. Any reference to



                                            2

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the Parallel  Asset  Purchase  Agreement from and after the date hereof shall be deemed to refer to the Parallel Asset Purchase Agreement as amended hereby, unless otherwise expressly stated. The Parallel Asset Purchase Agreement, as amended hereby, remains in full force and effect.



                                            3

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective duly authorized officers as of the date and year first written.

                                    O&M FUNDING CORP., as Seller

                                    By:_________________________________________
                                    Name:
                                    Title:

                                    OWENS & MINOR MEDICAL, INC.,
                                       as Servicer

                                    By:_________________________________________
                                    Name:
                                    Title:

                                    OWENS & MINOR, INC.,
                                      as Parent and Guarantor

                                    By:_________________________________________
                                    Name:
                                    Title:

                                    BANK OF AMERICA NATIONAL TRUST AND
                                      SAVINGS ASSOCIATION, as
                                      Administrative Agent

                                    By:_________________________________________
                                    Name:   Mark A. Wegener
                                    Title:           Attorney-in-fact



                                    BANK OF AMERICA NATIONAL
                                    TRUST AND SAVINGS
                                    ASSOCIATION, as a
                                    Parallel Purchaser

                                    By:_____________________
                                    Name:  Mark A. Wegener
                                    Title: Attorney-in-fact



                                        4

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                                     THE BANK OF NOVA SCOTIA,
                                     as a
                                       Parallel Purchaser

                                     By:_____________________
                                     Name: James R. Trimble
                                     Title:Senior Relations
                                     Manager


                                     THE BANK OF TOKYO -
                                     MITSUBISHI, LTD. NEW
                                     YORK BRANCH, as a
                                       Parallel Purchaser

                                     By:_____________________
                                     Name:  Catherine Moeser
                                     Title: Vice President

                                     THE FIRST NATIONAL BANK
                                     OF CHICAGO, as a
                                     Parallel Purchaser

                                     By:_____________________
                                     Name:    Amy L. Golz
                                     Title: Vice President


                                     THE BANK OF NEW YORK, as
                                     a Parallel Purchaser

                                     By:_____________________
                                     Name:    Ann Marie Hughes
                                     Title:Assistant Vice President


                                     FIRST UNION NATIONAL BANK, as a Parallel
                                     Purchaser

                                     By:_______________________________
                                     Name:             Brand Hosford
                                     Title:            Vice President


                                     WACHOVIA BANK, N.A.,
                                      as a Parallel Purchaser


                                     By:_______________________________
                                     Name:             Elizabeth Wagner
                                     Title:            Vice President



                                       I-5

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                                     ANNEX A

       Amendments to Schedule II to the Parallel Asset Purchase Agreement




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                                   SCHEDULE II

                      LOCK-BOX BANKS AND LOCK-BOX ACCOUNTS


Lock-Box Bank                                  Lock-Box Account
NationsBank:
 Atlanta                                          3750239306
 Dallas                                           0180533554
Crestar                                            201143739
First Union:
 Charlotte                                       2050000226997
 Orlando                                         2050000226997
 Richmond                                        2050000226997
First Chicago                                       6587379
PNC Bank                                            3063550
Mellon                                              1184649